UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2018

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 8 – Other Events

Item 8.01 Other Events

On October 29, 2018, Talen Montana, LLC ("Talen Montana") filed a complaint against PPL Corporation ("PPL") and certain of its affiliates and current and former officers and directors in the First Judicial District of the State of Montana, County of Lewis & Clark. On the same day, Talen Montana Retirement Plan and certain other creditors of Talen Montana filed a complaint against PPL and certain of its affiliates and current and former officers and directors in the Sixteenth Judicial District of the State of Montana, Rosebud County. Talen Montana became a wholly owned subsidiary of Talen Energy Corporation ("Talen Energy") as a result of the June 2015 spinoff of PPL Energy Supply, LLC ("PPL Energy Supply"). Talen Energy has owned and operated Talen Montana's business since the spinoff. At the time of the spinoff, affiliates of Riverstone Holdings, LLC ("Riverstone") acquired a 35% ownership interest in Talen Energy. (See Note 8 to the Consolidated Financial Statements in PPL's 2017 Form 10-K for a description of the 2015 spinoff of PPL Energy Supply.) Riverstone subsequently acquired the remaining interests in Talen Energy in 2016.

The complaints allege that in 2014 PPL and its officers and directors improperly distributed $733 million of the proceeds from the November 2014 sale of Talen Montana's (then PPL Montana's) hydroelectric generating facilities to PPL's subsidiaries. The complaints also allege that PPL and certain current and former officers and directors of PPL and its subsidiaries breached their fiduciary duties in connection with the 2014 distribution. PPL believes that the referenced 2014 distribution of proceeds was made in compliance with all applicable laws and that PPL Montana was solvent upon the 2014 distribution. Additionally, in the agreements entered into with respect to the spinoff, affiliates of Talen Energy and Riverstone definitively agreed that PPL was entitled to retain the proceeds from the November 2014 sale of PPL Montana's hydroelectric generating facilities. PPL believes that it has good and meritorious defenses to these claims and fully plans to vigorously defend against these actions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

Dated:  October 30, 2018